EXHIBIT 10.22

EXECUTION COPY

INTELLECTUAL PROPERTY SECURITY AGREEMENT

(Indenture)

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of December 19, 2003 (as amended, supplemented, replaced or otherwise modified from time to time, this “Agreement”), among the undersigned Grantor (the “Initial Grantor”) and each other Grantor that becomes a party hereto from time to time pursuant to Section 19 below (each an “Additional Grantor” and, collectively, the “Grantors”), and The Bank of New York, a New York banking corporation, as collateral agent for the Secured Parties (as defined below) (the “Note Collateral Agent”).

W I T N E S S E T H:

WHEREAS, El Pollo Loco, Inc. (the “Company”) and The Bank of New York, as trustee (in such capacity, the “Trustee”) for the benefit of the holders of the Note Obligations (the “Holders”), are parties to that certain indenture, dated of even date herewith (as the same may be amended, restated, modified, supplemented, renewed, refunded, replaced or refinanced from time to time, the “Indenture”); and

WHEREAS, the Secured Parties have required that each Grantor execute and deliver this Agreement (i) in order to secure the prompt and complete payment, observance and performance of all of the Notes (including any Additional Notes issued under the Indenture and any Notes issued in the Exchange Offer pursuant to the Registration Rights Agreement), and all other Note Obligations and (ii) as a condition to any issuance of Notes under the Indenture;

NOW, THEREFORE, for and in consideration of the premises set forth above and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, each Grantor hereby agrees as follows:

1. Defined Terms.

(a) Unless otherwise defined herein, each capitalized term used herein that is defined in the Security Agreement (as defined below) shall have the meaning specified for such term in the Security Agreement, dated as of the date hereof, among the parties hereto (as amended, supplemented, replaced or otherwise modified from time to time, the “Security Agreement”).

(b) The words “hereof”, “herein” and “hereunder” and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified.

(c) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

2. Incorporation of Premises. The premises set forth above are incorporated into this Agreement by this reference thereto and are made a part hereof.

3. Incorporation of the Indenture. The Indenture, the Security Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto.

4. Security Interest in Intellectual Property. To secure the complete and timely payment, performance and satisfaction of all of the Note Obligations, each Grantor hereby grants to the Note Collateral Agent for the benefit of the Secured Parties a security interest in and to the following (collectively, the “Intellectual Property Collateral”), with power of sale to the extent permitted by applicable law:

(a) (i) all trademarks, service marks, trade names, corporate names, company names, business names, trade dress, trade styles, logos, or other indicia of origin or source identification, trademark and service mark registrations and any new renewals thereof, including, without limitation, each registration and application identified in Schedule 1, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each of the above (collectively, the “Trademarks”);

(b) (i) all patents, patent applications and patentable inventions, including, without limitation, each issued patent and patent application identified in Schedule 1, (ii) all inventions and improvements described and claimed therein, (iii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (v) all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (collectively, the “Patents”);

(c) (i) all copyrights, whether or not the underlying works of authorship have been published, and all works of authorship and other intellectual property rights therein, all copyrights of based on, incorporated in, derived from or relating to works covered by such copyrights, all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including, without limitation, each registration and application identified in Schedule 1, (ii) the right to print, publish and distribute any of the foregoing (iii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (v) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (“Copyrights”);

(d) (i) all trade secrets and all confidential and proprietary information, including know-how, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information, including, without limitation, any of the foregoing identified in Schedule 1, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (collectively, the “Trade Secrets”);

(e) (i) all licenses or agreements, whether written or oral, providing for the grant by or to any Grantor of: (A) any right to use any Trademark or Trade Secret, (B) any right to manufacture, use or sell any invention covered in whole or in part by a Patent, and (C) any right under any Copyright including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright including, without limitation, any of the foregoing identified in Schedule 1, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations of any of the foregoing, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto; and

(f) any and all proceeds of the foregoing.

5. Restrictions on Future Agreements. Each Grantor agrees that it will comply with the provisions of Section 4.20(e) of the Indenture as fully as if such provisions were set forth herein.

6. Representations and Warranties; New Trademarks. Each Grantor represents and warrants that, from and after the Agreement Date, (a) the Intellectual Property Collateral listed on Schedule 1 includes all of the material Intellectual Property now owned or held by such Grantor, and (b) no liens or security interests in such Intellectual Property have been granted by such Grantor to any Person other than the Priority Lien Collateral Agent and the Note Collateral Agent and other Permitted Liens. If, prior to the termination of this Agreement, any Grantor shall (i) obtain rights to any new material Intellectual Property or (ii) become entitled to the benefit of any new material Intellectual Property whether as licensee or licensor, the provisions of Section 4 above shall automatically apply thereto (to the extent permitted by licensors under agreements in connection with the granting of such licenses). In addition each Grantor shall comply with the provisions of Section 4.20 (g) of the Indenture as fully as if such provisions were set forth herein.

7. Royalties. Each Grantor hereby agrees that the use by the Note Collateral Agent of the Intellectual Property Collateral as authorized hereunder in connection with the Note Collateral Agent’s exercise of its rights and remedies under Section 15 or pursuant to any Security Document shall be coextensive with such Grantor’s rights thereunder and with respect thereto and without any liability for royalties or other related charges from the Secured Parties to such Grantor.

8. Right to Inspect; Further Assignments and Security Interest. During the continuance of an Event of Default, the Note Collateral Agent may, subject to appropriate confidentiality measures, have access to, examine, audit, make copies (at any such Grantor’s expense) and extracts from and inspect each Grantor’s premises and examine such Grantor’s books, records and operations relating to the Intellectual Property Collateral.

9. Nature and Continuation of the Note Collateral Agent’s Security Interest; Termination of the Note Collateral Agent’s Security Interest. This Agreement is made for collateral security purposes only. This Agreement shall create a continuing security interest in the Intellectual Property Collateral and shall terminate only on the later of (x) when the Note Obligations (other than Unasserted Contingent Obligations) have been paid and performed in full in immediately available funds and (y) the release of all security interests in the Intellectual Property Collateral pursuant to Section 22. When this Agreement has terminated, the Note Collateral Agent shall promptly execute and deliver to each Grantor (without recourse or representation, warranty or liability of any kind), at such Grantor’s expense, all termination statements and other instruments as may be necessary or proper to terminate the Note Collateral Agent’s security interest in the Intellectual Property Collateral, subject to any disposition thereof which may have been made by the Note Collateral Agent pursuant to this Agreement or the Indenture. For purposes of this Agreement, “Unasserted Contingent Obligations” means, at any time, Note Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (except (i) the principal of and interest and premium (if any) on, and fees relating to, any Indebtedness, and (ii) any such contingent claims or demands as to which the Note Collateral Agent or any holder of Note Obligations has then notified the Company or any Grantor) in respect of which no claim or demand for payment has been made at such time.

10. Duties of the Grantors. Each Grantor shall comply with the requirements of Section 4.20(h) of the Indenture as fully as if such provisions were set herein.

11. The Note Collateral Agent’s Right to Sue. During the continuance of an Event of Default, subject to the Intercreditor Agreement, the Note Collateral Agent shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Intellectual Property Collateral and, if the Note Collateral Agent shall commence any such suit, each Grantor shall, at the request of the Note Collateral Agent, do any and all lawful acts and execute any and all proper documents reasonably required by the Note Collateral Agent in aid of such enforcement. Each Grantor shall, upon demand, promptly reimburse the Note Collateral Agent for all reasonable costs and expenses incurred by the Note Collateral Agent in the exercise of its rights under this Section 11 (including, without limitation, fees and expenses of outside attorneys and paralegals for the Note Collateral Agent).

12. Waivers. The Note Collateral Agent’s failure, at any time or times hereafter, to require strict performance by any Grantor of any provision of this Agreement shall not waive, affect or diminish any right of the Note Collateral Agent thereafter to demand strict compliance and performance therewith nor shall any course of dealing between each Grantor and the Note Collateral Agent have such effect. No single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. None of the undertakings, agreements, warranties, covenants and representations of any Grantor contained in this Agreement shall be deemed to have been suspended or waived by the Note Collateral Agent unless such suspension or waiver is in writing signed by an officer of the Note Collateral Agent and directed to the applicable Grantor specifying such suspension or waiver.

13. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but the provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part hereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

14. Modification. This Agreement cannot be altered, amended or modified in any way, except as specifically provided in Section 6 hereof or by a writing signed by the parties hereto.

15. Power of Attorney; Cumulative Remedies.

(a) Each Grantor hereby irrevocably designates, constitutes and appoints the Note Collateral Agent (and all officers and agents of the Note Collateral Agent designated by the Note Collateral Agent in its sole and absolute discretion) as such Grantor’s true and lawful attorney-in-fact, and with reasonably concurrent notice to such Grantor that it intends to exercise its rights under this Section 15, authorizes the Note Collateral Agent and any of the Note Collateral Agent’s designees, in such Grantor’s or the Note Collateral Agent’s name, effective upon the occurrence and during the continuation of an Event of Default, subject to the Intercreditor Agreement, to take any action and execute any instrument necessary or reasonably advisable to accomplish the purposes of this Agreement, including, without limitation, to (i) endorse such Grantor’s name on all applications, documents, papers and instruments necessary or reasonably desirable for the Note Collateral Agent in the use of the Intellectual Property Collateral, (ii) assign, pledge, convey or otherwise transfer title in or dispose of the Intellectual Property Collateral to anyone, (iii) grant or issue any exclusive or nonexclusive license under the Intellectual Property Collateral to anyone, and (iv) take any other actions with respect to the Intellectual Property Collateral as the Note Collateral Agent deems in the best interest of the Secured Parties. Each Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated. Each Grantor acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of the Note Collateral Agent under the Indenture or any other Security Document, but rather is intended to facilitate the exercise of such rights and remedies.

(b) The Note Collateral Agent shall have, in addition to all other rights and remedies given it by the terms of this Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Intellectual Property Collateral may be located or deemed located, subject to the Intercreditor Agreement. Upon the occurrence and during the continuation of an Event of Default, subject to the Intercreditor Agreement, and upon the election by the Note Collateral Agent to exercise any of its remedies under the Uniform Commercial Code as in effect in the State of New York with respect to the Intellectual Property Collateral, each Grantor agrees to assign, convey and otherwise transfer title in and to the Intellectual Property Collateral to the Note Collateral Agent or any transferee of the Note Collateral Agent and to execute and deliver to the Note Collateral Agent or any such transferee all such agreements, documents and instruments as may be necessary, in the Note Collateral Agent’s sole discretion, to effect such assignment, conveyance and transfer. All of the Note Collateral Agent’s rights and remedies with respect to the Intellectual Property Collateral, whether established hereby, by the Indenture or by any other agreements or by law or in equity, shall be cumulative and may be exercised separately or concurrently. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that upon the occurrence and during the continuation of an Event of Default, subject to the Intercreditor Agreement, the Note Collateral Agent may exercise any of the rights and remedies available to it under this Agreement, the Indenture or any of the other Security Documents or at law, in equity or otherwise. Each Grantor agrees that any notification of intended disposition of any of the Intellectual Property Collateral required by law shall be deemed reasonably and properly given if given at least five (5) days, if such notice is given by facsimile or eight (8) days, if such notice is given by mail, before such disposition; provided, however, that the Note Collateral Agent may give any shorter notice that is commercially reasonable under the circumstances.

16. Jurisdiction and Service of Process. FOR PURPOSES OF ANY LEGAL ACTION OR PROCEEDING BROUGHT BY THE NOTE COLLATERAL AGENT OR ANY SECURED PARTY WITH RESPECT TO THIS AGREEMENT, EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF THE FEDERAL AND STATE COURTS SITTING IN THE STATE OF NEW YORK. THE CONSENT TO JURISDICTION HEREIN SHALL NOT BE EXCLUSIVE. EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL TO SUCH GRANTOR AT THE ADDRESS PROVIDED FOR IN SECTION 24, SUCH SERVICE TO BECOME EFFECTIVE THREE (3) BUSINESS DAYS AFTER SUCH MAILING. IN THE EVENT THAT, FOR ANY REASON, SERVICE OF LEGAL PROCESS CANNOT BE MADE IN THE MANNER DESCRIBED ABOVE, SUCH SERVICE MAY BE MADE IN SUCH MANNER AS PERMITTED BY LAW.

17. Consent to Venue. EACH GRANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION IT WOULD MAKE NOW OR HEREAFTER FOR THE LAYING OF VENUE OF ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK, NEW YORK, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION, OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

18. Waiver of Jury Trial. EACH GRANTOR AND EACH OF THE NOTE COLLATERAL AGENT AND THE SECURED PARTIES TO THE EXTENT PERMITTED BY APPLICABLE LAW WAIVE, AND OTHERWISE AGREE NOT TO REQUEST, A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION, PROCEEDING OR COUNTERCLAIM OF ANY TYPE IN WHICH SUCH GRANTOR, THE NOTE COLLATERAL AGENT OR ANY SECURED PARTY OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT AND THE RELATIONS AMONG THE PARTIES AND OTHER PERSONS DESCRIBED IN THIS SECTION 18.

19. Additional Grantors. Each Guarantor that is created or acquired after the date of the Indenture and is required to grant a security interest in its assets and properties in favor of the Note Collateral Agent to secure the Note Obligations pursuant to the Indenture and the Security Documents may become a Grantor hereunder for all purposes of this Agreement by executing and delivering to the Note Collateral Agent a counterpart signature page to this Agreement.

20. Miscellaneous.

(a) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

(b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

21. Successors and Assigns. This Agreement shall be binding upon each Grantor and its successors and assigns, and shall inure to the benefit of each Secured Party and their respective nominees, successors and assigns. Each Grantor’s successors and assigns shall include, without limitation, a receiver or a trustee of such Grantor; provided, however, that any such Grantor shall not voluntarily assign or transfer its rights or obligations hereunder without the Note Collateral Agent’s prior written consent.

22. Further Assurances.

(a) Each Grantor agrees to comply with the provisions of Section 4.20 of the Indenture as fully as if such provision were set forth herein.

(b) Each Grantor hereby authorizes the Note Collateral Agent and appoints the Note Collateral Agent its attorney-in-fact to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Intellectual Property Collateral without its signature where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Intellectual Property Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each Grantor agrees that such financing statements may describe the collateral in the same manner as described in the Security Documents or as “all assets” or “all personal property” of the undersigned, whether now owned or hereafter existing or acquired by the undersigned or such other description as the Note Collateral Agent, in its sole judgment, determines is necessary or advisable.

(c) On the date of this Agreement, the Company has executed and delivered, and the Company on behalf of itself and each other Grantor will promptly file or record or cause to be filed or recorded (1) Uniform Commercial Code financing statements, naming each Grantor as debtor and the Note Collateral Agent as secured party, for filing with the Office of the Secretary of State of the jurisdiction of organization of each Grantor, and (2) an intellectual property security agreement, executed and delivered by each Grantor, for recordation in the U.S. Patent and Trademark Office and the U.S. Copyright Office, with respect to the Intellectual Property constituting Intellectual Property Collateral held by such Grantor. Upon the later of the date of this Agreement and filing or recordation of such financing statements and intellectual property security agreements with the governmental authorities specified in the immediately preceding sentence, the Note Collateral Agent shall have a perfected second-priority security interest in the Collateral securing the Note Obligations for the ratable benefit of the holders of Note Obligations, subject only to Permitted Prior Liens, to the extent a security interest can be perfected in such Collateral by such filings and recordations.

(d) On the date of this Agreement, after giving effect to the filing or recordation of the financing statements and intellectual property security agreements referred to in clause (c) above, the Note Collateral Agent holds a perfected second-priority security interest, subject only to Permitted Prior Liens, in all personal property Collateral of the Grantors securing the Note Obligations for the ratable benefit of the holders of Note Obligations, other than (1) Excluded Assets and (2) such other personal and real property of the Grantors that, individually and in the aggregate, is immaterial in value and utility relative to the personal and real property Collateral (as defined in the Indenture) of the Grantors and the other Obligors (as defined in the Indenture), taken as a whole (other than deposit accounts).

(e) The Grantors shall:

(1) use their respective commercially reasonable efforts to do all acts and things that may be required to assure and confirm that the Note Collateral Agent holds a perfected second-priority security interest, subject only to Permitted Prior Liens, in all personal property Collateral of the Grantors securing the Note Obligations, other than (1) Excluded Assets and (2) such other personal and real property of the Grantors and the other Obligors that, individually and in the aggregate, is immaterial in value and utility relative to the personal and real property Collateral (as defined in the Indenture) of the Obligors, taken as a whole (other than (i) deposit accounts and (ii) to the extent each Obligor otherwise complies with the requirements of Section 4.20(d) through (h) of the Indenture and the requirements of each Security Document that require a Grantor to take specified steps, within required time periods, to perfect the Note Collateral Agent’s security interest in any Intellectual Property of such Grantor, Intellectual Property of such Grantor); provided that:

(i) if an Event of Default shall have occurred and be continuing, each Grantor shall, upon written request by the Note Collateral Agent, enter into such agreements and other instruments as shall be necessary or requested by the Note Collateral Agent to perfect and maintain the priority required hereunder of the Note Collateral Agent’s security interest granted hereunder in any Intellectual Property of such Grantor constituting Intellectual Property Collateral and shall use its commercially reasonable best efforts to cause such agreements and other instruments to be executed by any applicable third party or to otherwise perfect and maintain the required priority of the Note Collateral Agent’s security interest in such Intellectual Property; and

(iii) regardless of whether an Event of Default shall have occurred and be continuing, each Grantor shall be required to file (or cause to be filed) such Uniform Commercial Code financing statements as shall be necessary or reasonably requested by the Note Collateral Agent to assure and confirm that the Note Collateral Agent holds a perfected second-priority security interest, subject only to Permitted Prior Liens, in all Intellectual Property Collateral of each Grantor securing the Note Obligations, to the extent a security interest therein can be perfected by the filing of a financing statement;

(2) use their respective commercially reasonable efforts to take such additional steps as shall be reasonably requested by the Note Collateral Agent in writing to perfect the Note Collateral Agent’s security interest in the Intellectual Property Collateral; provided that, following the occurrence and during the continuation of an Event of Default, upon written request by the Note Collateral Agent, each Grantor shall use its commercially reasonable best efforts to take such additional steps as shall be necessary or requested by the Note Collateral Agent to perfect the Note Collateral Agent’s security interest in the Intellectual Property Collateral (or any portion thereof); and

(3) take such other steps as shall be specifically required to be taken by the Grantors in respect of Intellectual Property Collateral pursuant to the Indenture (including, without limitation, Section 4.20 thereof), the Security Documents or the Intercreditor Agreement.

(f) For purposes of this Agreement, any requirement that any Grantor take “commercially reasonable efforts” to do any act or thing shall not require such Grantor to make filings or recordations in any country outside of the United States in order to perfect the Note Collateral Agent’s security interest in non U.S. Intellectual Property, unless (1) such Grantor makes any such filings or recordations or takes other steps that perfect a security interest granted in any such Intellectual Property to the Priority Lien Collateral Agent or any holder of Priority Lien Obligations to secure Priority Lien Obligations, in which case such Grantor shall make such filings or recordations or take such steps to perfect the Note Collateral Agent’s security in such Intellectual Property, or (2) any Grantor commences operations in any country outside of the United States, in which case each Grantor shall make such filings or recordations or take such steps as shall be necessary to perfect the Note Collateral Agent’s security interest in the Intellectual Property related to such country.

(g) Notwithstanding anything to the contrary contained herein, neither the Trustee nor the Note Collateral Agent shall be responsible for perfecting or maintaining the perfection of any assignment or security interest granted under this Agreement or for filing, refiling, recording or re-recording any document, financing statement, notice or instrument in any public office at any time or times in respect of any such assignment or security interest.

23. Release of Liens. The security interests in, and Liens on, the Intellectual Property created or purported to be created by this Agreement shall be released only in the circumstances and to the extent provided in Section 10.08 of the Indenture. The Note Collateral Agent will sign and deliver appropriate termination statements to terminate such security interests (without any recourse or representation, warranty or liability of any kind).

24. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Intellectual Property Collateral are governed by the laws of a jurisdiction other than the State of New York.

25. Notices. All notices or other communications hereunder shall be given in the manner and to the addresses set forth in the Indenture.

26. Section Titles. The Section titles herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

27. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of a counterpart hereof by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

28. Intercreditor Agreement. The provisions of this Agreement are subject in all respects to the provisions of the Intercreditor Agreement and, in the event of any, discrepancy or inconsistency between this Agreement and the Intercreditor Agreement, the terms of the Intercreditor Agreement shall control.

30. Inconsistencies with Indenture. To the extent there are any inconsistencies between this Agreement and the Indenture, the provisions of the Indenture shall control.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Intellectual Property Agreement as of the day and year first above written.

NOTARY PUBLIC		EL POLLO LOCO, INC., as a Grantor

My Commission Expires	April 1, 2007	By:	/s/ Pamela R. Milner

	/s/ Linda Coppola	Name:	Pamela R. Milner
Sworn to and subscribed before me this 18th day of December, 2003		Title:	Vice President, General Counsel and Secretary

NOTARY PUBLIC

My Commission Expires	May 18, 2004

Sworn to and subscribed before me this 18th day of December, 2003	/s/ William J. Cassels	THE BANK OF NEW YORK, as Note Collateral Agent

		By:	/s/ Sirojni Dindial

		Name:	Sirojni Dindial
		Title:	Assistant Vice President

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INTELLECTUAL PROPERTY SECURITY AGREEMENT